                        OPPENHEIMER EQUITY FUND, INC.
             (Formerly named Oppenheimer Total Return Fund, Inc.)
                     Supplement dated July 3, 2003 to the
                      Prospectus dated February 25, 2003

At the Board  meeting held on June 24,  2003,  the  Directors  of  Oppenheimer
Total Return Fund, Inc. approved the change of its name to Oppenheimer  Equity
Fund,  Inc.  Accordingly,  all  references in the  Prospectus to  "Oppenheimer
Total Return Fund, Inc." are changed to "Oppenheimer Equity Fund, Inc."

The Prospectus is changed as follows:

1. On page 1 of the  prospectus,  the first  sentence  of the first  paragraph should be replaced with the following:

      Oppenheimer Equity Fund, Inc. is a mutual fund that seeks high total return.

2. On page 3, the section  entitled  "What Does The Fund Mainly Invest In?" is replaced with the following:

            The  Fund  invests  mainly  in  equity  securities  for  the purpose  of seeking  capital  appreciation.  The Fund will  invest
      (as a non-fundamental policy), under normal market conditions,  at least 80% of its net assets,  plus  borrowings used for investment purposes,  in equity  securities.  This policy will not be changed
      without   providing   at  least   60  days   written   notice   to
      shareholders.  In addition to investing in equity securities,  the
      Fund  may  also  invest  in debt  securities  when  the  portfolio managers  believe  that doing so will be  beneficial  in obtaining high total return.  While the Fund does not limit its  investments to securities of issuers in a particular  capitalization  range or
      ranges,   under  normal  market   conditions   the  Fund's  equity
      investments  primarily  are  in  medium  and  large-capitalization issuers, defined as $2.5 billion or more.

3. On page  3,  the  second  paragraph  of the  section  entitled  "How Do The
   Portfolio  Managers  Decide  What  Securities  to Buy or  Sell?"  should be replaced with the following:

            The  portfolio  managers  construct  the  portfolio  using a
      "bottom up"  approach,  focused on the  fundamental  prospects  of individual  companies and issuers,  rather than on broad  economic trends  affecting  entire  markets and  industries.  The portfolio managers  focus  on  factors  that  may  vary  over  time  and  in particular cases. Currently they look for:
o     Individual  stocks  that  are  attractive  based  on  fundamental  stock analysis and company characteristics;
o     Growth  stocks  having high  earnings  potential  and earnings and sales momentum;
o     Stocks with a longer time horizon of investment between 3 to 5 years.

4. On page 4, the first  sentence  of the  section  entitled  "Who is The Fund
   Designed For?" should be replaced with the following:

            The Fund is designed for investors  seeking total investment return from capital appreciation over the long term.

5. On page 9, in the  section  entitled  "About  the Fund's  Investments"  the following is added:

            The Fund does not invest in debt  securities  as part of its principal investment  policies,  however such investments are part of the Fund's other investment  strategies that it may use to seek its objective.

July 3, 2003                                                  PS0420.028

                        OPPENHEIMER EQUITY FUND, INC.
             (Formerly named Oppenheimer Total Return Fund, Inc.)

                     Supplement dated July 3, 2003 to the
      to the Statement of Additional Information dated February 25, 2003

At the Board  meeting held on June 24,  2003,  the  Directors  of  Oppenheimer
Total Return Fund, Inc. approved the change of its name to Oppenheimer  Equity
Fund,  Inc.  Accordingly,  all  references  in  the  Statement  of  Additional
Information  to  "Oppenheimer   Total  Return  Fund,   Inc."  are  changed  to
"Oppenheimer Equity Fund, Inc."

The Statement of Additional Information (SAI) is changed as follows:

1.    On  page  2  of  the  SAI,  under  the  section  entitled,  "The  Fund's
   Investment Policies" the following is added:

   The Fund  does  not  invest  in debt  securities  as part of its  principal investment policies,  however such investments are part of the Fund's other investment strategies that it may use to seek its objective.

July 3, 2003                                                  PX0420.014